UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2009 (July 24, 2009)

REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

DELAWARE	000-51757	16-1731691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Bryan Street, Suite 3700
 Dallas, Texas 75201
 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (214) 750-1771

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On July 24, 2009, Regency OLP GP (the “General Partner”), the general partner of Regency Gas Services LP (the “Partnership”), executed Amendment No. 8 to the Fourth Amended and Restated Credit Agreement (the “Amendment”), to be effective as of July 24, 2009. The Amendment allows the establishment of up to a $25 million credit facility at RIGS Holdings Joint Venture. A copy of the Amendment is filed as an exhibit to this Current Report and is incorporated into this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
Exhibit 3.2	Amendment No. 8 to the Fourth Amended and Restated Credit Agreement, dated July 24, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY GAS SERVICES LP By: Regency OLP GP, its general partner
By:	/s/ Lawrence B. Connors
Lawrence B. Connors
Senior Vice President, Chief Accounting Officer

July 27, 2009